Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-179272

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

Dated October 17, 2015 to the

M Intelligent VUL Prospectus

Dated May 1, 2015

This Supplement amends certain disclosures in the above-referenced prospectus for the Policy with the same name. Please read this Supplement carefully and keep it with your prospectus for future reference.

Changes to the cover page of the prospectus — revised footnote 2 regarding the T. Rowe Price Health Sciences Portfolio I:

You can allocate your Policy Value to:

■	the fixed account options, which credit a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”), each of which in turn, invests in one of the following series of mutual funds (“Portfolios”)

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Delaware VIP Diversified Income Series-Std Class

Delaware VIP Small Cap Value Series-Standard Class

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

John Hancock Emerging Markets Value Trust

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

Neuberger Berman Advisers Management Trust Mid Cap

Intrinsic Value Portfolio — I Class

PIMCO VIT Global Bond Portfolio (Unhedged) —

Institutional Class

PIMCO VIT Real Return Portfolio — Institutional Class

PIMCO VIT Total Return Portfolio — Institutional Class

PVC Equity Income Account — Class 1

PVC MidCap Account — Class 1[1]

Prudential Series Fund — Natural Resources Portfolio — Class II

T. Rowe Price® Health Sciences Portfolio I2

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund — Class 1

Vanguard VIF Capital Growth

Vanguard VIF Equity Index

Vanguard VIF High Yield Bond

Vanguard VIF Mid-Cap Index

Vanguard VIF REIT Index

Vanguard VIF Small Company Growth

Vanguard VIF Total Bond Market Index

Voya RussellTM Large Cap Growth Index Portfolio — Class I

VY Clarion Global Real Estate Portfolio — Class I

[1]	Closed to new business 8/15/2013
[2]

Effective June 1, 2015, subject to certain exceptions, the Portfolio will be closed to new insurance company relationships. However, the Portfolio will remain available for allocation by new and existing owners of this Policy.

Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-179272

Changes to the table on page 6 of the prospectus:

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Cost of Insurance[4] — Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk — higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk — higher rates may apply to substandard risks)
Policies issued before October 17, 2015:
Current: Guaranteed: Example[5]		$0.0041 to $79.1075 $0.015 to $79.1075 $0.3147	$0.0041 to $79.10167 $0.015 to $79.10167 $0.3711
Policies issued on October 17, 2015 and thereafter:
Current: Guaranteed: Example[5]		$0.01307 to $79.1075 $0.015 to $79.1075 $0.3147	$0.015 to $65.44017 $0.015 to $79.10167 $0.3657
Cost of Insurance[4] — Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk — higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk — higher rates may apply to substandard risks)
Policies issued before October 17, 2015:
Current: Guaranteed: Example[5]		$0.0038 to $77.93 $0.015 to $79.1075 $0.3289	$0.0035 to $79.10167 $0.015 to $79.10167 $0.2969
Policies issued on October 17, 2015 and thereafter:
Current: Guaranteed: Example[5]		$0.01199 to $63.286 $0.015 to $79.1075 $0.3085	$0.01375 to $54.25416 $0.015 to $79.10167 $0.3364
[4]

The Cost of Insurance charges vary based on Issue Age, gender (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The Cost of Insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed Cost of Insurance charge applicable to Your Policy, and more detailed information concerning your Cost of Insurance charges is discussed in the “Charges and Deductions — Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, Policy Year 1.

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Asset Based Risk Charge — for Policies issued before October 17, 2015:	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)
Current		Yrs 1-15: 0.90% Yrs 16+: 0.48%	Yrs 1-15: 0.36% Yrs 16+: 0.06%
Guaranteed:		Yrs 1-15: 0.90% Yrs 16+: 0.48%	Yrs 1-15: 0.36% Yrs 16+: 0.06%

Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333-179272

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Asset Based Risk Charge — for Policies issued on October 17, 2015 and thereafter:	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)
Current		Yrs 1-15: 0.75% Yrs 16+: 0.48%	Yrs 1-15: 0.24% Yrs 16+: 0.06%
Guaranteed:		Yrs 1-15: 0.90% Yrs 16+: 0.48%	Yrs 1-15: 0.36% Yrs 16+: 0.06%

Changes on page 30 of the prospectus:

Asset Based Risk Charge. This charge is for the risks we assume with respect to the Policy, including the risk that mortality is higher than expected, company administrative and sales costs are higher than expected, and persistency in early Policy years is less than expected. It is a percentage of the Policy Value of the Investment Accounts. The charge will vary based upon the presence of the LTA Rider.

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